UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2018

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Allscripts Healthcare Solutions, Inc. (“Allscripts”) is providing this update in response to certain inaccurate information introduced into the market on March 7, 2018, regarding Allscripts business in Singapore.

The Singapore Ministry of Health and Integrated Health Information System (IHIS) recently conducted a solicitation to implement a country-wide, single EMR vendor solution. Allscripts participated in the solicitation. After a more than 18-month review, IHIS’s decision at this time is not to adopt a single country-wide EMR. Instead, the current go-forward strategy will be for Singapore to focus on two EMR solutions across Singapore’s healthcare clusters.

This decision means that Allscripts retains the entirety of its current Sunrise client base in Singapore, including the Ministry of Defense, Singapore Health Services, Parkway Health and Mt. Alvernia Hospital Groups – a share that represents roughly 54% of the country’s public and approximately 70% of the country’s private hospital beds. Allscripts will also expand its footprint later in 2018, implementing Allscripts Sunrise at the 1,400-bed SengKang General and Community Hospitals system.

Allscripts clients in Singapore are committed to advancing their partnerships with Allscripts, and Allscripts will continue to deliver recognizable value through its suite of solutions. Allscripts is honored by its clients’ trust and is committed to helping them achieve their vision to deliver smarter health care.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to future operations and activities in Singapore. These forward-looking statements are based on the current beliefs and expectations of Allscripts management, only speak as of the date that they are made, and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” and “would,” and similar terms. Actual results could differ from those set forth in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: March 7, 2018
	By:	/s/ Brian P. Farley
Brian P. Farley Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

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